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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                  ____________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 3, 1996

                              Medaphis Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)

                                   000-19480
                            ------------------------
                            (Commission File Number)

                                   58-1651222
                      ------------------------------------
                      (IRS Employer Identification Number)

2700 Cumberland Parkway
Suite 300
Atlanta, Georgia                                                       30339
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(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code: (770) 319-3300
                                                    --------------

                                 Not applicable
- --------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

                        Exhibit Index Located on Page: 5
                           Total Number of Pages: __

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Item 5.       Other Events.

       Effective April 3, 1996, Medaphis Corporation, a Delaware corporation ("Medaphis"), acquired Rapid Systems Solutions, Inc., a Maryland corporation ("RSSI"), in a merger transaction (the "RSSI Merger") pursuant to the terms of the RSSI Merger Agreement (the "RSSI Merger Agreement"), dated as of March 12, 1996, by and among Medaphis, RSSI and RIPSub, Inc., a Georgia corporation and a wholly owned subsidiary of Medaphis ("RIPSub"). In the RSSI Merger, RIPSub merged with and into RSSI with RSSI surviving such RSSI Merger as a wholly owned subsidiary of Medaphis.

       Effective May 6, 1996, Medaphis acquired BSG Corporation, a Delaware corporation ("BSG"), in a merger transaction (the "BSG Merger") pursuant to the terms of the BSG Merger Agreement (the "BSG Merger Agreement"), dated as of March 15, 1996, by and among Medaphis, BSG and BSGSub, Inc., a Delaware corporation and a wholly owned subsidiary of Medaphis ("BSGSub"). In the BSG Merger, BSGSub merged with and into BSG with BSG surviving such Merger as a wholly owned subsidiary of Medaphis.

       Each of the RSSI Merger and the BSG Merger has been accounted for as a pooling of interests. Generally accepted accounting principles proscribe giving effect to a consummated business combination accounted for by the pooling of interests method in financial statements that do not include the date of consummation. The supplemental consolidated financial statements for Medaphis have been prepared to give retroactive effect to both the RSSI Merger on April 3, 1996 and the BSG Merger on May 6, 1996 and appear herein as Exhibit 99.1.

       The supplemental consolidated financial statements do not extend through the date of consummation. However, they will become the historical consolidated financial statements of Medaphis after financial statements covering the date of consummation of the business combination are issued.

       In addition, the Selected Supplemental Consolidated Financial Data and Management's Discussion and Analysis of Financial Condition and Results of Operations of Medaphis have been prepared to give retroactive effect to both the RSSI Merger and the BSG Merger, and appear herein as Exhibits 99.2 and 99.3, respectively.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

             (c)   Exhibits

       23.1        Consent of Deloitte & Touche LLP.

       99.1 Supplemental Consolidated Financial Statements of Medaphis Corporation, as described in Item 5 of this Form 8-K.

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       99.2        Selected Supplemental Consolidated Financial Data of Medaphis
                   Corporation, as described in Item 5 of this Form 8-K.

       99.3 Management's Discussion and Analysis of Financial Condition and Results of Operations of Medaphis Corporation, as described in Item 5 of this Form 8-K.

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                                   Signatures

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 23, 1996                       MEDAPHIS CORPORATION




                                          By: /s/ Michael R. Cote
                                              ----------------------------------
                                              Michael R. Cote
                                              Senior Vice President -- Finance &
                                              Chief Financial Officer




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                               INDEX TO EXHIBITS
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

Exhibit                                                                 Page No.
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
23.1   Consent of Deloitte & Touche LLP.

99.1   Supplemental Consolidated Financial Statements of Medaphis
       Corporation, as described in Item 5 of this Form 8-K.

99.2 Selected Supplemental Consolidated Financial Data of Medaphis Corporation, as described in Item 5 of this Form 8-K.

99.3 Management's Discussion and Analysis of Financial Condition and Results of Operations of Medaphis Corporation, as described in Item 5 of this Form 8-K.

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